UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-1

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2025

Presidio Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34049	33-0841255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4995 Murphy Canyon Road, Suite 300

San Diego, California 92123

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 471-8536

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Series A Common Stock, $0.01 par value per share	SQFT	The Nasdaq Stock Market LLC

9.375% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	SQFTP	The Nasdaq Stock Market LLC

Series A Common Stock Purchase Warrants to Purchase Shares of Common Stock	SQFTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 31, 2025, Presidio Property Trust, Inc. (the “Company”) furnished a Current Report on Form 8-K (the “Original Form 8-K”), under Items 2.02, 7.01 and 9.01, to furnish a copy of its earnings press release for the year ended December 31, 2024 and to furnish a copy of the financial supplement containing financial data of the Company for the year ended December 31, 2024 (“Supplemental Financial Information”) that had been made available on the Company’s website.

Subsequent to the furnishing of the Original Form 8-K, the Company issued a revised version of the press release to correct a typographical error.

Accordingly, the Company is furnishing this Amendment No. 1 on Form 8-K/A to furnish a copy of the revised version of the press release, which was also issued on April 7, 2025. The Exhibit 99.1 to this Amendment No. 1 on Form 8-K/A represents the corrected press release in its entirety and amends and supersedes Exhibit 99.1 to the Original Form 8-K. The Supplemental Financial Information filed as Exhibit 99.2 to the Original Form 8-K remains unchanged.

Item 2.02	Results of Operations and Financial Condition

On April 7, 2025, the Company issued a corrected version of its earnings press release to correctly disclose $127,596,500 in net real estate assets for the year ended December 31, 2024. A copy of the corrected press release is attached as Exhibit 99.1 to this Current Report on Form 8-K/A.

Also on March 31, 2025, the Company also made available on its website the Supplemental Financial Information, and such Supplemental Financial Information remains unchanged is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

The information in this Item 2.02 of this Current Report on Form 8-K, including the information contained in the exhibits, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

The disclosure above under Item 2.02 is hereby incorporated by reference into this Item 7.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Corrected Press Release dated April 7, 2025
99.2	Supplemental Financial Information for the year ended December 31, 2024 (incorporated by reference to the Company’s Current Report on Form 8-K filed on March 31, 2025)
104	Cover Page Interactive Data File (embedded with the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2025	PRESIDIO PROPERTY TRUST, INC.

	By:	/s/ Ed Bentzen
	Name:	Ed Bentzen
	Title:	Chief Financial Officer